EXHIBIT 99.1

                                CEO CERTIFICATION

                            CERTIFICATION PURSUANT TO

                               18 U.S.C. SS 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mentor On Call, Inc. on Form 10-QSB for the period ending September 30, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James N. Rogers, CEO of the Company, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ James N. Rogers, CEO
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James N. Rogers, CEO
August 21, 2002